QCR Holdings, Inc.

a relationship driven organization®

WELCOME

2014 Annual Meeting of Stockholders - May 14, 2014

James J. Brownson, Chairman

QCR HOLDINGS, INC.

a relationship driven organization®

Financial Overview

Todd Gipple,
Executive Vice President
Chief Operating Officer
Chief Financial Officer

QCR HOLDINGS, INC.
a relationship driven organization®

Some of the information we will be providing today falls under the guidelines for forward-looking statements as defined by the SEC.

As part of these guidelines, we must point out that any statements made during this meeting that discuss our hopes, beliefs, expectations or predictions of the future are forward-looking statements, and our actual results could differ materially from those projected. Additional information on these factors is included from time to time in our 10-K and 10-Q filings which can be obtained by contacting the Company or the SEC.

QCR Holdings, Inc.
a relationship driven organization®

Today's Financial Overview

- Review of Net Income and EPS Results for 2009-2013
- Recent Stock Price Performance
- Changes in Market Capitalization
- A Report Card on our 2013 Entity-Wide Strategic Initiatives

QCR Holdings, Inc.

a relationship driven organization*

Summary of Financial Results 2009-2013

	2009	2010	2011	2012	2013
			(in thousands)		
Net interest income	$50,662	$49,864	$54,145	$57,649	$64,105
Non-interest income	15,547	15,406	17,462	16,621	25,814 *
Non-interest expense	(46,937)	(48,549)	(50,993)	(52,259)	(64,433) **
Pre-tax pre-provision	19,272	16,721	20,614	22,011	25,486
Provision expense	(16,976)	(7,464)	(6,616)	(4,371)	(5,930)
Income before taxes	2,296	9,257	13,998	17,640	19,556
Income taxes	(247)	(2,449)	(3,868)	(4,534)	(4,618)
Net income	2,049	6,808	10,130	13,106	14,938
Less: net income attributable to non-controlling interests	277	221	438	488	-
Net income attributable to QCR Holdings, Inc.	$1,772	$6,587	$9,692	$12,618	$14,938
Diluted Earnings Per Share (After Preferred Dividends)	$(0.46)	$0.53	$0.92	$1.85	$2.08

* Includes bargain purchase gain on CNB acquisition of $1.8 million and gains on branch sales of $2.4 million
** Includes acquisition and data conversion costs related to CNB acquisition of $2.4 million

QCR Holdings, Inc.

a relationship driven organization®

Recap of 2013 "Core" Earnings

	Reported 2013	Non-Core Items	Core 2013
		(In thousands)	
Net interest income	$64,105	$-------	$64,105
Non-interest income	25,814	5,457 *	20,357
Non-interest expense	(64,433)	(2,353)**	(62,080)
Pre-tax pre-provision	25,486	3,104	22,382
Provision expense	(5,930)	$-------	(5,930)
Income before taxes	19,556	3,104	16,452
Income taxes	(4,618)	(1,421)	(3,197)
Net income	$14,938	1,683	13,255
Diluted Earnings Per Share (After Preferred Dividends)	$2.08	$0.29	$1.79

*Includes the following non-core items:

a) Bargain purchase gain on the acquisition of Community National of $1.8 million
b) Gains on sales of certain Community National Bank branches of $2.3 million
c) Gain on sale of the credit card loans and issuing operations at Quad City Bank & Trust of $850 thousand
d) Gains on sales of securities of $432 thousand

**Includes acquisition and data conversion costs related to the acquisition of Community National of $2.3 million

QCR Holdings, Inc.
a relationship driven organization®

Recent Stock Price Performance 2010-2013



$19.00
$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
$17.03
$13.22
$9.10
$7.14
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013

a relationship driven organization

Recent Stock Price Performance 2010-2013



$19.00
$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
45.27% Increase
$17.03
$13.22
$9.10
$7.14
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013

QCR HOLDINGS, INC.
a relationship driven organization®

Recent Stock Price Performance 2010-2013



28.82% Increase
$19.00
$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
$17.03
$13.22
$9.10
$7.14
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013

QCR Holdings, Inc.
a relationship driven organization®

Changes In Market Capitalization



$160
$140
$120
$100
$80
$60
$40
$20
$0
Millions
$43.3 MM
$65.0 MM
$134.3 MM
$43.3
$43.3
$21.7
$43.3
$41.8
$14.2
$35.0
12/31/11
12/31/12
12/31/13
Series E
CNB
Stock Price
Shares

Report Card on Focus Areas for 2013

- Meet EPS expectations
- Conversion/Integration of CNB
- Maintain/improve our Net Interest Margin
- Increase SBA/USDA gains on loan sales
- Increase wealth management income
- Improve liquidity in our stock

QCR
HOLDINGS, INC.
a relationship driven organization®

Report Card on Focus Areas for 2013

- **Meet EPS expectations**
- Conversion/Integration of C
- Maintain/improve our Net In
- Increase SBA/USDA gains on loan sales
- Increase wealth management income
- Improve liquidity in our stock

Core Earnings increased $700,000, or 6% over 2012. Less than our expectations. Off to a stronger start in 2014.

QCR Holdings, Inc.
a relationship driven organization®

Report Card on Focus Areas for 2013

- Meet EPS expectations
- **Conversion/Integration of CNB**
- Maintain/improve our N
- Increase SBA/USDA ga
- Increase wealth manag
- Improve liquidity in our stock

Very successful conversion of DP system in October and divestiture of Mason City & Austin. Integration & cost savings completed. Now focused on growth.

QCR
HOLDINGS, INC.
a relationship driven organization®

Report Card on Focus Areas for 2013

- Meet EPS expectations
- Conversion/Integration of CNB
- **Maintain/improve our Net Interest Margin**
- Increase SBA/USDA gains o
- Increase wealth managemer
- Improve liquidity in our stock

Maintained margin, getting help from CNB acquisition, correspondent deposits and loan/lease growth.

QCR HOLDINGS, INC.

a relationship driven organization®

Report Card on Focus Areas for 2013

- Meet EPS expectations
- Conversion/Integration of CN
- Maintain/improve our Net Inte
- **Increase SBA/USDA gains on loan sales**
- Increase wealth management income
- Improve liquidity in our stock

Increased SBA/USDA gains by $1.1 million, or 101% over 2012.

QCR Holdings, Inc.
a relationship driven organization®

Report Card on Focus Areas for 2013

- Meet EPS expectations
- Conversion/Integration of CNB
- Maintain/improve our Net Intere
- Increase SBA/USDA gains on l
- **Increase wealth management income**
- Improve liquidity in our stock

Increased Wealth Management income by $1.5 million, or 26% over 2012.

QCR HOLDINGS, INC.

a relationship driven organization®

Report Card on Focus Areas for 2013

- Meet EPS expectations
- Conversion/Integration of CNB
- Maintain/improve ou
- Increase SBA/USDA
- Increase wealth mar
- **Improve liquidity in our stock**

Average daily trading volume for 2012 was 3,616 shares. Average daily trading volume for 2013 was 4,137 shares. Thus far in 2014 daily volume is 13,488 shares.

QCR Holdings, Inc.
a relationship driven organization®

Report Card on Focus Areas for 2013

- Drive down our efficiency ratio
- Conversion of Series E preferred stock into common stock
- Restructure holding company financing
- Continue to redeem Small Business Lending Preferred Stock

QCR Holdings, Inc.
a relationship driven organization®

- **Drive down our efficiency ratio**
- Conversion of Series E p common stock
- Restructure holding com
- Continue to redeem Small Business Lending Preferred Stock

Little progress on this in 2013. Expect improvements here as we push toward our goal of 1.00% ROAA.

QCR HOLDINGS, INC.
a relationship driven organization®

Report Card on Focus Areas for 2013

- Drive down our efficiency ratio
- **Conversion of Series E preferred stock into common stock**
- Restructure holding con
- Continue to redeem Sm
  Preferred Stock

Converted on December 23, 2013. Eliminated $1,750,000 in annual dividends. Increased tangible common equity by 100 bps.

Report Card on Focus Areas for 2013

- Drive down our efficiency ratio
- Conversion of Series E preferred stock into common stock
- **Restructure holding company financing**
- Continue to redeem Small [Business Lending Fund] Preferred Stock

Completed in 2013 with more to come as we deepen our relationship with First National Bank of Omaha.

QCR HOLDINGS, INC.
a relationship driven organization®

Report Card on Focus Areas for 2013

- Drive down our efficiency ratio
- Conversion of Series E preferred stock into common stock
- Restructure holding company financing
- **Continue to redeem Small Business Lending Preferred Stock**

Restarted redemptions in 2014 with $15 million in Q1 2014. Planning to fully redeem remaining $14.9 million in 2014.

QCR Holdings, Inc.

a relationship driven organization®

Recap of 2013 Accomplishments & Focus Areas for 2014

Douglas M. Hultquist,
President and Chief Executive Officer

QCR HOLDINGS, INC.
a relationship driven organization®

- Recap of Community National Bank Transaction
- Year-End Stock Metrics
- Our Strategic Advantage
- Our Capital Plan
- Focus Areas for 2014

QCR
HOLDINGS, INC.
a relationship driven organization®

Corporate Overview

Community National Bank Founded in 1997 Headquartered in Waterloo, IA

Acquired by QCRH May 13,2013

COMMUNITY NATIONAL BANK

$ 277 Million in assets

$ 246 Million in deposits

$ 191 Million in loans

8 Facilities

Waterloo, IA (2)
Cedar Falls, IA (2)
Mason City, IA (2)
Austin, MN (2)

Shares Outstanding: 2.09 Million

Community National Bank Q4 2013

- Sale of Mason City Branches ($23MM loans/$55MM deposits)
- Sale of Austin Branches ($32MM loans/$36MM deposits)
- Merger of Charter into Cedar Rapids Bank & Trust

Resulting Proforma

Cedar Rapids Bank & Trust

CEDAR RAPIDS BANK & TRUST

$ 804 Million in assets

$ 577 Million in deposits

$ 525 Million in loans

5 Facilities

Cedar Rapids, IA (2)
Waterloo, IA (2)
Cedar Falls, IA (1)

Community National Bank "brand" continues as:

COMMUNITY BANK & TRUST
A DIVISION OF CEDAR RAPIDS BANK & TRUST

Q4 2013

QCR HOLDINGS, INC.
a relationship driven organization®

Year End Stock Metrics



$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
2009
2010
2011
2012
2013
TBV/Share w/o AOCI
Stock Price
TBV/Share

	2009	2010	2011	2012	2013
Diluted EPS	($0.46)	$0.53	$0.92	$1.85	$2.08
Price/TBV			57.18%	77.39%	119.17%
Price/Earnings			9.78x	7.07x	8.00x

QCR Holdings, Inc.
a relationship driven organization®

Strategic Advantages

- 3 distinct (yet similar) operating charters – able to customize solutions by market
- Managed by local veteran bankers, governed by local Board of Directors, local decisions, local solutions, enhanced market specific knowledge
- 3 charters supported by QCRH Group Operations team that delivers operational services in a centralized and efficient manner
- Credit quality better than peers
- Historic growth better than peers
- Top 5 Deposit market share in Quad Cities and Cedar Rapids
- Top 10 Deposit market share in Rockford and Waterloo/Cedar Falls
- High touch service delivered locally by knowledgeable advisors
- Opportunities in Correspondent Banking, Wealth Management, SBA/USDA lending, and m2 Leasing

QCR Holdings, Inc.
a relationship driven organization®

Key Differentiator: Group Operations

- **Accounting** – John Oakes
- **Customer Service/Item Processing** – Kathy Francque
- **Deposit Operations** – Beth Easterla and John Rodriguez
- **Funds Management** – John McEvoy
- **Human Resources** – Jill DeKeyser and Shellee Showalter
- **Information Technology** – Michael Wyffels and John Rodriguez
- **Internal Audit** – Tim Harding
- **Investment Management** – Rand Westlund
- **Loan Operations** – Pam Goodwin
- **Risk Management** – Shawna Graham

QCR Holdings, Inc.
a relationship driven organization®

Key Differentiator: Correspondent Banking

- Uniquely positioned due to veteran Correspondent bankers on our team.
- Competitively positioned with software, systems and processes.
- Depth of product offerings:

- Online Cash Management	- Image Cash Letter System
- Loan Participations	- Bank Stock Financing
- Safekeeping Services	- Trust and Investment Services
- Credit Card Services	- Fed Funds Lines

- Favorably positioned with market opportunities in Illinois, Iowa and Wisconsin.
- 160 relationships to date with Total Deposits of $258MM at 12/31/13 (non-interest bearing).
- Key competitors exited the market - LaSalle and Bankers Bank of Illinois.
- Total Bank Stock Loans as of 12/31/13 total $61MM, or 8.9% of total loans/leases.

QCR Holdings, Inc.
a relationship driven organization®

Key Differentiator: Wealth Management

- As of December 31, 2013: Approximately $1.58 Billion in Trust (and related) accounts and $625 Million in Brokerage (and related) accounts.
- Competitively positioned due to our veteran team of Wealth Management professionals
- Uniquely positioned with software, systems and processes
- Depth of product offerings:

- Financial Planning	- Asset Management
- Trust Services	- Estate Planning
- Brokerage and RIA	- Insurance
- Family Office	- Core Banking and Commercial & Consumer Lending
- Qualified Plans	

- Favorably positioned with market opportunities in western Illinois and eastern Iowa – "big banks are going up market"

	2013	2012
• Trust Fees	4.9 mil	3.6 mil
• Investment Advisory	2.6 mil	2.4 mil

QCR HOLDINGS, INC.

a relationship driven organization®

Key Differentiator: SBA - USDA Lending

SBA Loans Originated for the Fiscal Year Ending 9/30/13

- Quad City Bank & Trust - 3rd in the state of Iowa for Iowa chartered banks (dollar volume)
- Cedar Rapids Bank & Trust – 1st in the state of Iowa for Iowa chartered banks (dollar volume)
- Rockford Bank & Trust - 18th in the state of Illinois (dollar volume)
  8th in the state of Illinois (# of loans)

USDA Lending for Fiscal Year Ending 9/30/12*

- Cedar Rapids Bank & Trust - Leader in the state of Iowa (dollar volume)

* 2013 USDA rankings will be released May 2014

QCR Holdings, Inc.
a relationship driven organization®

Key Differentiator: m2 Lease Funds, LLC

- Effective September 2012, Quad City Bank & Trust now owns 100% of m2 Lease Funds, LLC.
- Quad City Bank & Trust acquired 80% ownership August of 2005
- Very little residual value risk

	Assets (in millions)	Pre-Tax Earnings	Net Charge-offs to Leases
2006	$ 53.0	$ 875,651	0.14%
2007	$ 68.7	$ 1,421,142	0.78%
2008	$ 79.7	$ 784,424	0.33%
2009	$ 90.6	$ 855,679	1.34%
2010	$ 85.4	$ 852,741	1.01%
2011	$ 98.8	$ 2,069,470	1.18%
2012	$ 109.7	$ 3,367,182	0.64%
2013	$ 136.0	$ 3,627,414	0.68%

- Key Niches:
  - Marine Equipment
  - Printing
  - Health Care
  - Bakery
  - Machinery/Machine Tools
  - Telecom
  - Office Technology

QCR Holdings, Inc.
a relationship driven organization®

Capital Plan

- Continue to redeem SBLF organically.
- Continue to grow TCE organically - Series E conversion added approximately 100bps of TCE.
- Continue to leverage non-common sources of capital to benefit common shareholders.
- Consider a capital raise for additional accretive acquisition opportunities.
- Our capital plan is consistent with the requirements of the new regulatory capital guidelines (Basel III).

QCR HOLDINGS, INC.
a relationship driven organization®

Focus Areas for Improving Shareholder Value in 2014

1. Grow loans / Leases
2. Maintain and improve our Net Interest Margin
3. Continue to expand our Investor Relations plans
4. Improve liquidity in our stock
5. Maximize SBA/USDA gains on loan sales
6. Grow Wealth Management income
7. Drive down efficiency ratio as we work to achieve a 1% ROAA
8. Continue to redeem Small Business Lending Fund preferred stock

Thank You

For Your Time Today!

QCR Holdings, Inc.

a relationship driven organization®

Questions